U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: August 14, 2003


                        STRATEGIC CAPITAL RESOURCES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                                     -------
                 (State or other jurisdiction of incorporation)


            0-28168                                 11-3289981
            -------                                 ----------
     (Commission File No.)               (IRS Employer Identification No.)


                                7900 Glades Road
                                    Suite 610
                               Boca Raton, Florida
                               -------------------
                    (Address of principal executive offices)

                                      33434
                                      -----
                                   (Zip code)

       Registrant's telephone number, including area code: (561) 558-0165

Item 5. Other Events and Regulation FD Disclosure

     Effective August 14, 2003, Strategic Capital Resources, Inc. ("we," "us," "our" or the "Company"), successfully consummated a reincorporation, changing the jurisdiction of its incorporation from Delaware to Florida. This reincorporation was authorized by the affirmative vote of our Board of Directors and the holders of a majority of our issued and outstanding common stock on June 30, 2003. To effect our reincorporation in Florida, we merged with and into a wholly-owned subsidiary incorporated in Florida pursuant to a Plan and Agreement of Merger by and between us and Strategic Capital Resources, Inc., the aforesaid Florida corporation. We had previously filed an Information Statement with the Securities and Exchange Commission advising of this action, which Information Statement was disseminated to our shareholders on or about July 17, 2003.

     The principal reasons for our reincorporation are (i) we are headquartered in Florida and have no operations in Delaware; and (ii) our Board of Directors believe that a change in our state of incorporation from Delaware to Florida provides significant cost savings to us. Corporations organized under the Delaware General Corporation Law are required to pay a franchise tax to the state of Delaware. The annual franchise tax payable by us to Delaware for 2003, absent this change of domicile, would have been approximately $150,000. By contrast, corporations organized under the Florida Business Corporation Act do not pay annual franchise taxes to the State of Florida, but instead pay a nominal fee of approximately $150 in connection with the filing of annual reports.

     As a result of the reincorporation, we will now conduct our business as a Florida corporation under the same name as we have previously, Strategic Capital Resources, Inc. We have assumed all of the assets and liabilities of the Delaware corporation, including contractual obligations and obligations under our outstanding indebtedness. Our existing Board of Directors and officers have become the Board of Directors and officers of the Florida corporation for identical terms of office.

     Further, each outstanding share of the former Delaware corporation's common stock has automatically been converted into one fully paid and nonassessable share of outstanding common stock of the new Florida corporation. Outstanding options and warrants to purchase or otherwise acquire shares of common stock have been converted into options to purchase or otherwise acquire the same number of shares of common stock of the new Florida corporation at the same exercise price per share and upon the same terms and conditions as previously set forth in each such option or warrant. We do not intend to issue new stock certificates to our stockholders of record as a result of the merger and each certificate representing issued and outstanding shares of our common stock immediately prior to the effective date of the merger will evidence ownership of the shares of common stock of the new Florida corporation, effective this date. Thus, it will not be necessary for our shareholders to exchange their existing stock certificates for certificates of the new Florida corporation. Outstanding stock certificates should not be destroyed or sent to us.

     Other than revisions to statutory references necessary to conform with Florida law,, our new Articles of Incorporation and bylaws are substantially similar to our previous Certificate of Incorporation, as amended and bylaws.

Item 7(c).  Exhibits.

     3.3            Articles of Incorporation of new Florida corporation

     3.4            Bylaws of new Florida corporation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRATEGIC CAPITAL RESOURCES, INC.



                                        By: s/ David Miller
                                           -------------------------------------
                                           David Miller, Chief Executive Officer

Dated: August 14, 2003

EXHIBIT 3.3
-----------

                            ARTICLES OF INCORPORATION
                            -------------------------

                                       OF
                                       --

                        STRATEGIC CAPITAL RESOURCES, INC.
                        ---------------------------------

     The undersigned, a natural person competent to contract, does hereby make, subscribe and file these Articles of Incorporation for the purpose of organizing a corporation under the laws of the State of Florida.

                                    ARTICLE I
                                 CORPORATE NAME
                                 --------------

     The name of this Corporation  shall be: Strategic Capital  Resources,  Inc.

                                   ARTICLE II
                      PRINCIPAL OFFICE AND MAILING ADDRESS
                      ------------------------------------

     The principal office and mailing address of the Corporation is 7900 Glades Road, Suite 610, Boca Raton, FL 33434.

                                   ARTICLE III
                                  CAPITAL STOCK
                                  -------------

     The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be 30,000,000 which are to be divided into two classes as follows:

             25,000,000 shares of common stock, par value $.001 par value
              5,000,000 shares of preferred stock, par value $.01 par value

     The preferred stock may be created and issued from time to time in one or more series and with such designations, rights, preferences, conversion rights cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such preferred stock as may be adopted from time to time in the sole discretion by the Corporation's Board of Directors pursuant to the authority in this paragraph given.

     In accordance with Section 607.10025(7) of the Florida Business Corporation Act, upon the effectiveness of a combination, as such term is defined in Section 607.10025(1) of such Act, the authorized shares of the classes or series affected by the combination shall not be reduced or otherwise affected by the percentage by which the issued shares of such class or series were reduced as a result of the combination.

                                   ARTICLE IV
                              REGISTERED AGENT AND
                      INITIAL REGISTERED OFFICE IN FLORIDA
                      ------------------------------------

     The Registered Agent and the street address of the initial Registered Office of this Corporation in the State of Florida shall be:

                                  David Miller
                              3565 N.W. 61st Circle
                              Boca Raton, FL 33496

                                    ARTICLE V
                                  INCORPORATOR
                                  ------------

     The name and address of the person signing these Articles of Incorporation as the Incorporator is:

                                  David Miller
                              3565 N.W. 61st Circle
                              Boca Raton, FL 33496

                                    ARTICLE V
                                 INDEMNIFICATION
                                 ---------------

     This Corporation shall indemnify any director, officer, employee or agent of the Corporation to the fullest extent permitted by Florida law.

                                   ARTICLE VI
                             AFFILIATED TRANSACTIONS
                             -----------------------

     This Corporation expressly elects not to be governed by Section 607.0901 of the Florida Business Corporation Act, as amended from time to time, relating to affiliated transactions.

                                   ARTICLE VII
                           CONTROL SHARE ACQUISITIONS
                           --------------------------

     This Corporation expressly elects not to be governed by Section 607.0902 of the Florida Business Corporation Act, as amended from time to time, relating to control share acquisitions.


                                        s/David Miller
                                        ----------------------------------------
                                        David Miller, President

     THE UNDERSIGNED, named as the registered agent in Article IV of these Articles of Incorporation, hereby accepts the appointment as such registered agent, and acknowledges that he is familiar with, and accepts the obligations imposed upon registered agents under, the Florida Business Corporation Act, including specifically Section 607.0505.

                                        REGISTERED AGENT:


                                        s/David Miller
                                        ----------------------------------------
                                        David Miller

EXHIBIT 3.4
-----------














                                     BYLAWS

                                       OF


                        STRATEGIC CAPITAL RESOURCES, INC.

                              a Florida corporation

                                     BYLAWS

                                       OF

                        STRATEGIC CAPITAL RESOURCES, INC.
                             (a Florida corporation)

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     As used in these Bylaws, the term:

     1.1 "Articles of Incorporation" means the initial articles of incorporation of the Corporation, as amended, supplemented or restated from time to time.

     1.2 "Assistant Secretary" means an Assistant Secretary of the Corporation.

     1.3 "Assistant Treasurer" means an Assistant Treasurer of the Corporation.

     1.4 "Board" means the Board of Directors of the Corporation.

     1.5 "Business  Corporation Act" means the Florida Business Corporation Act,
Section 607.0101 et seq. of the Florida Statutes, as amended from time to time.

     1.6 "Bylaws" means the initial bylaws of the Corporation, as amended, supplemented or restated from time to time.

     1.7 "Chairman" means the Chairman of the Board of the Corporation.

     1.8 "Corporation" means Strategic Capital Resources, Inc., a Florida corporation.

     1.9 "Directors" means the directors of the Corporation.

     1.10 "President" means the President of the Corporation.

     1.11 "Secretary" means the Secretary of the Corporation.

     1.12 "Shareholders" means the shareholders of the Corporation.

     1.13 "Treasurer" means the Treasurer of the Corporation.

     1.14 "Vice President" means a Vice President of the Corporation.

                                   ARTICLE II

                                  SHAREHOLDERS
                                  ------------

     2.1 Place of Meetings. Every meeting of shareholders shall be held at the office of the Corporation or at such other place within or without the State of Florida as shall be specified or fixed in the notice of such meeting or in the waiver of notice thereof.

     2.2 Annual Meeting. A meeting of shareholders shall be held annually for the election of directors and the transaction of any other business that may come before the meeting. The time and place of the meeting shall be as determined by the Board and designated in the notice of meeting.

     2.3 Special Meetings. A special meeting of shareholders, unless otherwise prescribed by statute, may be called at any time by the Board, by the Chairman, by the President or by the holders of not less than ten percent (10%) of the outstanding shares entitled to vote at any meeting of the shareholders. At any special meeting of shareholders only such business may be transacted as is related to the purpose or purposes of such meeting set forth in the notice thereof given pursuant to Section 2.5 of the Bylaws or in any waiver of notice thereof given pursuant to Section 2.6 of the Bylaws.

     2.4 Fixing Record Date. For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a date as the record date for any such determination of shareholders. Such date shall not be more than 70 days before the date of such meeting, nor more than 60 days prior to any other action. If no such record date is fixed:

     (a) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day immediately preceding the day on which notice is given, or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held.

     (b) the record date for determining shareholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed.

     (c) the record date for determining shareholders for any purpose other than those specified in Sections 2.4(a) and 2.4(b) shall be at the close of business on the day on which the Board adopts the resolution relating thereto. When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made as provided in this Section 2.4, such determination shall apply to any adjournment thereof, unless the Board fixes a new record date for the adjourned meeting.

     2.5 Notice of Meetings of Shareholders. Except as otherwise provided in Sections 2.4 and 2.6 of the Bylaws, whenever under the Business Corporation Act or the Articles of Incorporation or the Bylaws, shareholders are required or permitted to take any action at a meeting, written notice shall be given stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. A copy of the notice of any meeting shall be given, personally or by mail, not less than 10 nor more than 60 days before the date of the meeting, to each shareholder entitled to notice of or to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, directed to the shareholder at his address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice required by this Section 2.5 has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, the adjournment is for more than 120 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

     2.6 Waivers of Notice. Whenever notice is required to be given to any shareholder under any provision of the Business Corporation Act or the Articles of Incorporation or the Bylaws, a written waiver thereof, signed by the shareholder entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a shareholder at a meeting shall constitute a waiver of notice of such meeting, except when the shareholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice.

     2.7 List of Shareholders. The Secretary shall prepare and make, or cause to be prepared and made, at least 10 days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present.

     2.8 Quorum of Shareholders: Adjournment. The holders of a majority of the shares of stock entitled to vote at any meeting of shareholders, present in person or represented by proxy, shall constitute a quorum for the transaction of any business at such meeting. When a quorum is once present to organize a meeting of shareholders, it is not broken by the subsequent withdrawal of any shareholder or shareholders. The holders of a majority of the shares of stock present in person or represented by proxy at any meeting of shareholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place.

     2.9 Voting of Shares. Unless otherwise provided in the Articles of Incorporation, every shareholder of record shall be entitled at every meeting of shareholders to one vote for each share of capital stock standing in his name on the record of shareholders determined in accordance with Section 2.4 of the Bylaws. The provisions of Sections 607.0721, 607.0723, and 607.0724 of the Business Corporation Act shall apply in determining whether any shares of capital stock may be voted and the persons, if any, entitled to vote such shares, but the Corporation shall be protected in treating the persons in whose names shares of capital stock stand on the record of shareholders as owners thereof for all purposes. At any meeting of shareholders at which a quorum is present to organize the meeting), all matters, except as otherwise provided by law or by the Articles of Incorporation or by the Bylaws, shall be decided by a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote thereon, whether or not a quorum is present when the vote is taken.

     2.10 Ballots. All elections of directors shall be by written ballot. In voting on any other question on which a vote by ballot is required by law or is demanded at the commencement of the meeting by any shareholder entitled to vote, the voting shall be by ballot. Each ballot shall be signed by the shareholder voting or by his proxy, and shall state the number of shares voted. On all other questions, the voting shall be by voice vote.

     2.11 Proxies. Every shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for him by proxy. The validity and enforceability of any proxy shall be determined in accordance with Section 607.0722 of the Business Corporation Act.

     2.12 Selection and Duties of Inspectors at Meetings of Shareholders. The Board, in advance of any meeting of shareholders, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at such meeting may, and on the request of any shareholder entitled to vote thereat shall, appoint one or more inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspector or inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting or any shareholder entitled to vote thereat, the inspector or inspectors shall take a report in writing of any challenge, question or matter determined by him or them and execute a certificate made by the inspector or inspectors shall be prima facie evidence of the facts stated and of the vote as certified by him or them.

     2.13 Organization. At every meeting of shareholders, the Chairman, or in the absence of the Chairman, the President, or in the absence of both the Chairman and the President, a Vice President, and in case more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President, based on age, present) shall act as chairman of the meeting. The Secretary, or in his absence one of the Assistant Secretaries, shall act as secretary of the meeting. In case none of the officers above designated to act as chairman or secretary of the meeting, respectively, shall be present, a chairman or a secretary of the meeting, as the case may be, shall be chosen by a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote at the meetings.

     2.14 Order of Business. The order of business at all meetings of shareholders shall be as determined exclusively by the chairman of the meeting.

     2.15 Action by Shareholders Without a Meeting. (a) Any action required or permitted to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if the action is taken by the holders of issued and outstanding stock entitled to vote thereon having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. In order to be effective, the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving shareholders having the requisite number of votes entitled to vote thereon, and delivered to the Corporation by delivery to its principal office. No written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date of the earliest dated consent delivered in the manner required by this Section 2.15, written consents signed by the number of holders required to take action are delivered to the Corporation.

     (b) Any written consent may be revoked prior to the date that the Corporation receives the required number of consents to authorize the proposed action. No revocation is effective unless in writing and until received by the Corporation at its principal office.

     (c) Within 10 days after obtaining authorization by written consent, notice shall be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action and, if the action is one for which dissenters' rights are provided by law or the Articles of Incorporation, the notice shall contain a clear statement of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with applicable law.

     (d) Whenever action is taken pursuant to written consent, the written consent or consents of the shareholders consenting thereto or the written reports of the inspectors appointed to tabulate such consents shall be filed with the minutes of proceedings of shareholders of the Corporation.

                                   ARTICLE III

                                    DIRECTORS
                                    ---------

     3.1 General Powers. Except as otherwise provided in the Articles of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may adopt such rules and regulations, not inconsistent with the Articles of Incorporation or the Bylaws or applicable laws, as it may deem proper for the conduct of its meetings and the management of the Corporation. In addition to the powers expressly conferred by the Bylaws, the Board may exercise all powers and perform all acts which are not reviewed, by the Bylaws or the Articles of Incorporation or by law, to be exercised and performed by the shareholders.

     3.2 Nominations for Directors. Nominations for election to the Board may be made by the Board or by any holder of shares of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Nominations other than those made by the Board shall be made by notification in writing delivered to the Secretary not less than 20 nor more than 50 days prior to any annual or special meeting of shareholders called for the election of directors;

provided, however that if less than 28 days notice of such meeting is given to shareholders, such nomination shall be delivered to the Secretary not later than the close of business on the seventh day following the day on which the notice of such meeting was mailed to shareholders.

     3.3 Number: Qualification: Term of Office. The Board shall at all times consist of not less than one nor more than nine persons as the Board shall determine. Directors need not be shareholders. Each Director shall hold office until his successor is elected and qualified or until his earlier death, resignation or removal.

     3.4 Election. Directors shall, except as otherwise required by law or by the Articles of Incorporation, be elected by a plurality of the votes cast at a meeting of shareholders at which a quorum is present by the holders of shares entitled to vote in the election.

     3.5 Newly Created Directorships and Vacancies. Unless otherwise provided in the Articles of Incorporation, newly-created directorships resulting from an increase in the number of directors and vacancies occurring in the Board for any other reason, including the removal of Directors, shall be filled by vote of a majority of the Directors then in office, although less than a quorum, or by a sole remaining director. A Director elected to fill a vacancy shall be elected to hold office for a term expiring at the next annual meeting of shareholders, or until his earlier death, resignation or removal.

     3.6 Resignations. Any Director may resign at any time by written notice to the Corporation. Such resignation shall take effect at the time there in specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

     3.7 Removal of Directors. Any or all of the Directors may be removed from office at any time, with or without cause, as is provided in Section 607.0808 of the Business Corporation Act.

     3.8 Compensation. Each Director, in consideration of his service as such, shall be entitled to receive from the Corporation such amount per annum or such fees for attendance at directors' meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable expenses incurred by him in connection with the performance of his duties. Each Director who shall serve as a member of any committee of directors in consideration of his serving as such shall be entitled to such additional amount per annum or such fees for attendance at committee meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable expenses incurred by him in the performance of his duties. Nothing contained in this Section 3.8 shall preclude any Director from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

     3.9 Place and Time of Meetings of the Board. Meetings of the Board, regular or special, may be held at any place within or without the State of Florida. The times and places for holding meetings of the Board may be fixed from time to time by resolution of the Board or (unless contrary to resolution of the Board) in the notice of the meeting.

     3.10 Annual Meeting. On the day when and at the place where the annual meeting of shareholders for the election of directors is held, and as soon as practicable thereafter, the Board may hold its annual meeting, without notice of such meeting, for the purposes of organization, the election of officers and the transaction of other business. The annual meeting of the Board may be held at any other time and place specified in a notice given as provided in Section 3.12 of the Bylaws for special meetings of the Board or in a waiver of notice thereof.

     3.11 Regular Meetings. Regular meetings of the Board may be held at such times and places as may be fixed from time to time by the Board. Unless otherwise required by the Board, regular meetings of the Board may be held without notice. If any day fixed for a regular meeting of the Board shall be a Saturday or Sunday or a legal holiday at the place where such meeting is to be held, then such meeting shall be held at the same hour at the same place on the first business day thereafter which is not a Saturday, Sunday or legal holiday.

     3.12 Special Meetings. Special meetings of the Board shall be held whenever called by the Chairman, by the President or by any two or more Directors. Notice of each special meeting of the Board shall, if mailed, be addressed to each director at the address designated by him for that purpose or, if none is designated, at his last known address at least 10 days before the date on which the meeting is to be held; or such notice shall be sent to each director at such address by telegraph, cable, telefax or wireless, or be delivered to him personally, not later than five days before the date on which such meeting is to be held. Every such notice shall state the time and place of the meeting but need not state the purposes of the meeting, except to the extent required by law. If mailed, each notice shall be deemed given when deposited, with postage thereon prepaid, in a post office or official depository under the exclusive care and custody of the United States post office department. Such mailing shall be by first class mail.

     3.13 Adjourned Meetings. A majority of the Directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Notice of any adjourned meeting of the Board need not be given to any Director, whether or not he was present at the time of the adjournment. Any business may be transacted at any adjourned meeting that might have been transacted at the meeting as originally called.

     3.14 Waiver of Notice. Whenever notice is required to be given to any Director or member of a committee of directors under any provision of the Business Corporation Act or of the Articles of Incorporation or Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated there in, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice.

     3.15 Organization. At each meeting of the Board, the Chairman of the Corporation, or in the absence of the Chairman, the President, or in the absence of both, a chairman chosen by a majority of the Directors present, shall preside. The Secretary shall act as secretary at each meeting of the Board. In case the Secretary shall be absent from any meeting of the Board, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

     3.16 Quorum of Directors. A quorum for the transaction of business or of any specified item of business at any meeting of the Board shall consist of a majority of the Directors.

     3.17 Action by the Board. All corporate action taken by the Board or any committee thereof shall be taken at a meeting of the Board or of such committee, as the case may be, except that any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee. Members of the Board or any committee designated by the Board may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this
Section 3.17 shall constitute presence in person at such meeting. Except as otherwise provided by the Articles of Incorporation or by law, the vote of a majority of the Directors (including those who participate by means of conference telephone or similar communications equipment) present at the time of the vote, if a quorum is present at such time, shall be the act of the Board.

                                   ARTICLE IV

                             COMMITTEES OF THE BOARD
                             -----------------------

     The Board may, by resolution passed by a majority of the entire Board, designate one or more committees, each committee to consist of one or more of the Directors. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation or Bylaws, adopting an agreement of merger or consolidation, recommending to the shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the shareholders a dissolution of the Corporation or a revocation of a dissolution, declaring or paying any dividend or other distribution in respect of the stock of the Corporation, issuing or selling stock of the Corporation or acquiring issued and outstanding stock of the Corporation.

                                    ARTICLE V

                                    OFFICERS
                                    --------

     5.1 Officers. The Board shall elect as officers, a Chairman, a President, a Secretary and a Treasurer, and may elect or appoint one or more Vice Presidents and such other officers as it may determine. The Board may use descriptive words or phrases to designate the standing, seniority or area of special competence of the Vice Presidents elected or appointed by it. Each officer shall hold his office until his successor is elected and qualified or until his earlier death, resignation or removal in the manner provided in
Section 5.2 of the Bylaws. Any two or more offices may be held by the same person. The Board may require any officer to give a bond or other security for the faithful performance of his duties, in such amount and with such sureties as the Board may determine. All officers as between themselves and the Corporation shall have such authority and perform such duties in the management of the Corporation as may be provided in the Bylaws or as the Board may from time to time determine.

     5.2 Removal of Officers. Any officer elected or appointed by the Board may be removed by the Board with or without cause. The removal of an officer without cause shall be without prejudice to his contract rights, if any. The election or appointment of an officer shall not of itself create contract rights.

     5.3 Resignations. Any officer may resign at any time by so notifying the Board, the Chairman or the President in writing. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. The resignation of an officer shall be without prejudice to the contract rights of the Corporation, if any.

     5.4 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in the Bylaws for the regular election or appointment to such office.

     5.5 Compensation. Salaries or other compensation of the officers may be fixed from time to time by the Board. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that he is also a director.

     5.6 Chairman. The Chairman shall be the chief executive officer of the Corporation and shall have general supervision over the business of the Corporation; subject, however, to the control of the Board and of any duly authorized committee of Directors. He shall preside at all meetings of the Shareholders and of the Board. He may, with the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer, sign certificates for shares of capital stock of the Corporation. He may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases where the signing and executing thereof shall be expressly delegated by the Board or by the Bylaws to some other officer or agent of the Corporation, or shall be required by law otherwise to be signed or executed; and, in general, he shall perform all duties incident to the office of Chairman and such other duties as from time to time may be assigned to him by the Board.

     5.7 President. The President shall be the chief operating officer of the Corporation and shall have general supervision over the day-to-day affairs of the Corporation, subject, however, to the control of the Chairman, the Board and any duly-authorized committee of directors. The President shall, if the Chairman shall not be present, preside at meetings of the shareholders and at meetings of the Board. He may, with the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer, sign certificates for shares of capital stock of the Corporation. He may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by the Bylaws to some other officer or agent of the Corporation, or shall be required by law otherwise to be signed or executed; and, in general, he shall perform all duties incident to the office of President and such other duties as from time to time may be assigned to him by the Board.

     5.8 Vice Presidents. At the request of the President, or, in his absence, at the request of the Board, the Vice Presidents shall (in such order as may be designated by the Board or, in the absence of any such designation, in order of seniority based on age) perform all of the duties of the President and so acting shall have all the powers of, and be subject to all restrictions upon, the President. Any Vice President may, with the Secretary or the Treasurer or an Assistant

Secretary or an Assistant Treasurer, sign certificates for shares of capital stock of the Corporation. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by the Bylaws to some other officer or agent of the Corporation, or shall be required by law otherwise to be signed or executed. Each Vice President shall perform such other duties as from time to time may be assigned to him by the Board, by the Chairman or by the President.

     5.9 Secretary. The Secretary, if present, shall act as secretary of all meetings of the shareholders and of the Board, and shall keep the minutes thereof in the proper book or books to be provided for that purpose; he shall see that all notices required to be given by the Corporation are duly given and served; he may, with the Chairman, the President or a Vice President, sign certificates for shares of capital stock of the Corporation; he shall be custodian of the seal of the Corporation and may seal with the seal of the Corporation, or a facsimile thereof, all certificates for shares of capital stock of the Corporation and all documents the execution of which on behalf of the Corporation under its corporate seal is authorized in accordance with the provisions of the Bylaws; he shall have charge of the stock ledger and also of the other books, records and papers of the Corporation relating to its organization and management as a Corporation, and shall see that the reports, statements and other documents required by law are properly kept and filed; and shall, in general, perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board, by the Chairman or by the President.

     5.10 Treasurer. The Treasurer shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever; deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with these Bylaws; against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositories of the Corporation signed in such manner as shall be determined in accordance with any provisions of the Bylaws, and be responsible for the accuracy of the amounts of all moneys so disbursed; regularly enter or cause to be entered in books to be kept by him or under his direction full and adequate account of all moneys received or paid by him for the account of the Corporation; have the right to require, from time to time, reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; render to the Chairman, the President or the Board, whenever the Chairman, the President or the Board, respectively, shall require him so to do, an account of the financial condition of the Corporation and of all his transactions as Treasurer; exhibit at all reasonable times his books of account and other records to any of the Directors upon application at the office of the Corporation where such books and records are kept; and, in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board, by the Chairman or by the President; and he may sign with the Chairman, the President or a Vice President certificates for shares of capital stock of the Corporation.

     5.11 Assistant Secretaries and Assistant Treasurers. Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by the Board, by the Chairman or by the President. Assistant Secretaries and Assistant Treasurers may, with the Chairman, the President or a Vice President, sign certificates for shares of capital stock of the Corporation.

                                   ARTICLE VI

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.
                 ----------------------------------------------

     6.1 Execution of Contracts. The Board may authorize any officer, employee or agent, in the name and on behalf of the Corporation, to enter into any contract or execute and satisfy any instrument, and any such authority may be general or confined to specific instances or otherwise limited.

     6.2 Loans. The Chairman, the President or any other officer, employee or agent authorized by the Bylaws or by the Board may effect loans and advances at any time for the Corporation from any bank, trust company or other institution or from any firm, corporation or individual and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, and, when authorized by the Board so to do, may pledge and hypothecate or transfer any securities or other property of the Corporation as security for any such loans or advances. Such authority conferred by the Board may be general or confined to specific instances or otherwise limited.

     6.3 Checks, Drafts, Etc. All checks, drafts and other orders for the payment of money out of the funds of the Corporation and all notes or other evidences of indebtedness of the Corporation shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board.

     6.4 Deposits. The funds of the Corporation not otherwise employed shall be deposited from time to time to the order of the Corporation in such banks, trust companies or other depositories as the Board, the Chairman or the President may select or as may be selected by an officer, employee or agent of the Corporation to whom such power may from time to time be delegated by the Board, the Chairman or the President.

                                   ARTICLE VII

                               STOCK AND DIVIDENDS
                               -------------------

     7.1 Certificates Representing Shares. The shares of capital stock of the Corporation shall be represented by certificates in such form (consistent with the provisions of Section 607.0625 of the Business Corporation Act) as shall be approved by the Board. Such certificates shall be signed by the Chairman, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimiles, if the certificate is countersigned by a transfer agent or registrar other than the Corporation itself or its employee. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may, unless otherwise ordered by the Board, be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

     7.2 Transfer of Shares. Transfers of shares of capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof or by his duly-authorized attorney appointed by a power of attorney duly executed and filed with the Secretary or a transfer agent of the Corporation, and on surrender of the certificate or certificates representing such shares of capital stock properly endorsed for transfer and upon payment of all necessary transfer taxes. Every certificate exchanged, returned or surrendered to the Corporation shall be marked "Canceled," with the date of cancellation, by the Secretary or an Assistant Secretary or the transfer agent of the Corporation. A person in those name shares of capital stock shall stand on the books of the Corporation shall be deemed the owner thereof to receive dividends, to vote as such owner and for all other purposes as respects the Corporation. No transfer of shares of capital stock shall be valid as against the Corporation, its shareholders and creditors for any purpose, except to render the transferee liable for the debts of the Corporation to the extent provided by law, until such transfer shall have been entered on the books of the Corporation by an entry showing from and to whom transferred.

     7.3 Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.

     7.4 Lost, Destroyed, Stolen and Mutilated Certificates. The holder of any shares of capital stock of the Corporation shall immediately notify the Corporation of any loss, destruction, theft or mutilation of the certificate representing such shares, and the Corporation may issue a new certificate to replace the certificate alleged to have been lost, destroyed, stolen or mutilated. The Board may, in its discretion, as a condition to the issue of any such new certificate, require the owner of the lost, destroyed, stolen or mutilated certificate, or his legal representatives, to make proof satisfactory to the Board of such loss, destruction, theft or mutilation and to advertise such fact in such manner as the Board may require, and to give the Corporation and its transfer agents and registrars, or such of them as the Board may require, a bond in such form, in such sums and with such surety or sureties as the Board may direct, to indemnify the Corporation and its transfer agents and registrars against any claim that may be made against any of them on account of the continued existence of any such certificate so alleged to have been lost, destroyed, stolen or mutilated and against any expense in connection with such claim.

     7.5 Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with the Bylaws or with the Articles of Incorporation, concerning the issue, transfer and registration of certificates representing shares of its capital stock.

     7.6 Restriction on Transfer of Stock. A written restriction on the transfer or registration of transfer of capital stock of the Corporation, if permitted by
Section 607.0627 of the Business Corporation Act and noted conspicuously on the certificate representing such capital stock, may be enforced against the holder of the restricted capital stock or any successor or transferee of the holder including an executor, personal representative, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder. Unless noted conspicuously on the certificate representing such capital stock, a restriction, even though permitted by Section 607.0627 of the Business Corporation Act, shall be ineffective except against a person with actual knowledge of the restriction. A restriction on the transfer or registration of transfer of capital stock of the Corporation may be imposed either by the Articles of Incorporation or by an agreement among any number of shareholders or among such shareholders and the Corporation. No restriction so imposed shall be binding with respect to capital stock issued prior to the adoption of the restriction unless the holders of such capital stock are parties to an agreement or voted in favor of the restriction.

     7.7 Dividends, Surplus, etc. Subject to the provisions of the Articles of Incorporation and of law, the Board may: (a) declare and pay dividends or make other distributions on the outstanding shares of capital stock in such amounts and at such time or times as, in its discretion, the condition of the affairs of the Corporation shall render it advisable;"

     (b) use and apply, in its discretion, any of the surplus of the Corporation in purchasing or acquiring any shares of capital stock of the Corporation, or purchase warrants or options therefor, in accordance with law, or any of its bonds, debentures, notes, scrip or other securities or evidences of indebtedness; and

     (c) set aside from time to time out of such surplus or net profits such sum or sums as, in its discretion, it may think proper, as a reserve fund to meet contingencies, or for equalizing dividends or for the purpose of maintaining or increasing the property or business of the Corporation, or for any purpose it may think conducive to the best interests of the Corporation.

                                  ARTICLE VIII

                                INDEMNIFICATION
                                ---------------

     The corporation shall indemnify and hold harmless its directors, officers, employees and agents to the fullest extent permitted by the laws of the State of Florida.

                                   ARTICLE IX

                                BOOKS AND RECORDS
                                -----------------

     9.1 Books and Records. The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of the shareholders, the Board and any committee of the Board. The Corporation shall keep at its principal office or at the office of the transfer agent or registrar of the Corporation a record containing the names and addresses of all shareholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof.

     9.2 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, floppy disks, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible written form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

     9.3 Inspection of Books and Records. Except as otherwise provided by law, the Board shall determine from time to time whether, and, if allowed, when and under what conditions and regulations, the accounts, books, minutes and other records of the Corporation, or any of them, shall be open to the inspection of the shareholders.

                                    ARTICLE X

                                      SEAL
                                      ----

     The Board may adopt a corporate seal which shall be in the form of a circle and shall bear the full name of the Corporation, the year of its incorporation and the word "Florida."

                                   ARTICLE XI

                                   FISCAL YEAR
                                   -----------

     The fiscal year of the Corporation shall be determined, and may be changed, by resolution of the Board.

                                   ARTICLE XII

                          SECURITIES OF OTHER ENTITIES
                          ----------------------------

     Unless otherwise provided by resolution of the Board, the President may, from time to time, appoint one or more attorneys or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as a shareholder or otherwise in any corporation or other entity, any of whose shares or securities may be held by the Corporation, at meetings of the holders of stock or other securities of such corporation or other entity, or to consent in writing to any action by any such corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Corporation and under its corporate seal, or otherwise, such written proxies, consents, waivers or other instruments as he may deem necessary or proper in his discretion; or the President may himself attend any meeting of the holders of the stock or other securities of any such corporation or other entity and thereat vote or exercise any or all other powers of the Corporation as the holder of such stock or other securities of such corporation or other entity.

                                  ARTICLE XIII

                                     GENDER
                                     ------

     As used in these Bylaws, the masculine gender shall extend to and shall include the feminine and the neuter genders.

                                   ARTICLE XIV

                                   AMENDMENTS
                                   ----------

     These Bylaws may not be amended, modified, altered, changed or repealed, in whole or in part, unless such amendment, modification, alteration, change or repeal is approved by a majority of the Directors at a meeting of the Board at which a quorum is present.


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